EXHIBIT 4.1

                                    SVI LOGO

NUMBER                                                                SHARES
[    ]                                                                [    ]
                                                                SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 784872 30 1

THIS CERTIFIES THAT:


Is owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF $.0001 PAR VALUE

                              SVI Solutions, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Articles of Incorporation, to all of which the holder by acceptance hereby assents. This Certificate is not valid until countersigned by the Transfer Agent.

         IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation

DATED:
                          [SEAL OF SVI SOLUTIONS, INC.]

/s/                                                   /s/
-------------------------                             --------------------------
   SECRETARY                                          CHIEF EXECUTIVE OFFICER


                      COUNTERSIGNED:
                      CORPORATE STOCK TRANSFER, INC.
                      3200 Cherry Creek South Drive, Suite 430, Denver, CO 80209

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                              SVI Solutions, Inc.
                         Corporate Stock Transfer, Inc.
                           Transfer Fee: As Required

--------------------------------------------------------------------------------
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common  UNIF GIFT MIN ACT - ________Custodian_______
                                                      (Cust)            (Minor)
                                                      under Uniform Gifts to Minors
TEN ENT   - as tenants by the entireties              Act _____________________
                                                               (State)
JT TEN    - as joint tenants with right of
            of survivorship and not as
            tenants in common

     Additional abbreviation may also be used though not in above list.

For value received.........................hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
                    ---------------------------------------


                    ---------------------------------------
               Please print or type name and address of assignee

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint


________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated _______________ 20___________


SIGNATURE GUARANTEED:             X_____________________________________________

                                  X_____________________________________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (banks, stockbrokers, savings and loan associations and credit unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.